ANNUAL REPORT

                               SEPTEMBER 30, 1997


                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.


                                   A NO-LOAD
                                  MUTUAL FUND

                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.

                                                                October 27, 1997
Dear Fellow Shareholder:

  It has been a wonderful period to be an equity investor and the Fiduciary Capital Growth Fund has continued to perform well. Year-to-date through September, your Fund was up 28.0% and over the past twelve months advanced 38.4%. The average annual total return for the five and ten year periods ending September 30, 1997 were 19.1% and 12.1%, respectively. More importantly, these results have been achieved with a high sensitivity to risk. Over the past few years, when the market has experienced rough periods the Fund experienced very strong relative performance. We continue to expect this superior downside protection in the future.

  The Morningstar, Inc., mutual fund rating service has given the Fund a four star rating for the five year period ending, September 30, 1997. This rating indicates the Fund has performed in the top 1/3 of all 1,187 domestic equity funds for that period. This results from the strong fundamentals of the securities in the Fiduciary Capital Growth Fund. Over the past three years, your portfolio companies have achieved sales and earnings growth of 17% and 21%, respectively. While these numbers compare favorably to the S&P 500, we believe the relative fundamental performance will be even better over the next few years. We expect the sales and earnings growth of the S&P 500 to regress to the long term average, approximately 6-7%. In recent years exceptionally strong stock market performance has accrued to the large companies in the S&P 500, many of which now sell at valuations not seen in nearly 30 years. The S&P 500 P/E multiple on projected 1998 earnings is currently 19. Your portfolio, however, which we believe will experience earnings growth of over two times that of the S&P 500 over the next three years, sells at a 1998 P/E multiple of 15.5. Twice the growth rate of the S&P 500 at a 20% discount strikes us as quite attractive.

  Our lengthy years of investment experience, however, lead us to always be sensitive to the downside. We have not experienced a meaningful correction in seven years. While the next several years may not be as hospitable to equity investors as the last several, we are confident that value embedded in the stocks of the Fiduciary Capital Growth Fund will yield very satisfactory long term rates of return.

  As is customary in our October quarterly letter, we highlight a few of your stocks.

                            ARROW ELECTRONICS, INC.

  Arrow is the largest electronics distributor in the world, yet has a modest market value of less than $3 billion (the median market value of the S&P 500 is $6.6 billion). We believe the Company can become much larger, as it is well positioned to capitalize on two secular growth trends. The first is the increasing amount of electronic content in a vast array of products, from automobiles to lasers. The second is a continuing trend toward distribution as opposed to direct sales. Distributors are increasingly more cost effective and can reach a much broader audience than manufacturers' sales forces. Additionally, Arrow has been positioning itself as a strategic partner to manufacturers in materials management and logistics. While these trends bode well for the long run, Arrow has been negatively affected recently by weak European economies and negative currency comparisons. We view these as temporary factors, more than adequately discounted by a P/E ratio below 13 on 1998 estimates. Arrow has also repurchased nearly 3 million shares over the past year and has authorized an additional $50 million for share repurchases.

                          DENTSPLY INTERNATIONAL INC.

  Dentsply is the world's leading producer of dental supplies, including artificial teeth, impression materials, prophylaxis paste, sealants, ultrasonic scalers, and crown and bridge materials. They are also the leading US producer of dental x-ray equipment, handpieces, film mounts, and endodontic instruments. Dentsply is number one or number two in nearly all of their markets. Approximately 70% of their products are considered consumables, which accounts for a high degree of recurring revenue. This recurring revenue, combined with strong market positions, results in strong and consistent operating margins, which currently run in the 18% range. We like the growth outlook for Dentsply because they are investing aggressively in new products, international expansion, and acquisitions; they have a good track record in all these areas. Strong cash generation allows the Company to grow through internally generated funds. The stock trades for less than 18 times next year's estimate, a slight discount to the market P/E ratio. With superior earnings growth and consistency expected over the next few years, we feel the stock should sell at a premium.

                           MINERALS TECHNOLOGIES INC.

  Minerals Technologies (MTX) is the largest producer of precipitated calcium carbonate (PCC), which is predominately used in the paper industry as a low-cost filler, brightener, opacifier, and bulking agent. It replaces higher cost wood pulp and titanium dioxide, while improving the strength and quality of the paper. The economic and quality arguments for using PCC are compelling and MTX, with an 80% market share, is exceptionally well positioned to grow as fill rates expand from 15% to perhaps the 25% level, not to mention penetrating paper plants that have yet to embrace PCC. Although the paper industry is quite cyclical, we expect the Company to grow PCC revenues 15-20% over the next five years. MTX is able to mitigate the extreme volatility in its end markets through ten year production contracts. The Company actually co-locates its plants within a paper company's facility, and through unique volume and price arrangements, is able to produce relatively consistent results. MTX also manufactures refractory products and processes minerals -- both non-strategic and cyclical businesses, but positive cash generators. MTX is currently trading at 17 times next years earnings, an attractive valuation for such a premium quality company. The balance sheet is strong and the Company generates significant free cash.

                          PEP BOYS - MANNY, MOE & JACK

  Pep Boys is the nation's second largest automobile parts retailer and the only national chain emphasizing the service side of the business. Pep Boys has a good long-term track record in auto parts retailing, but this segment of the market is maturing. Difficult same-store-sales trends have retarded the stock; however, longer term we expect a shakeout, with companies such as AutoZone and Pep Boys gaining market share. Pep Boys' recent growth has come primarily from service, through its industry leading 5,500 service bays serving retail customers, and its commercial business, where delivery to third party service stations is made from the retail store network. It is estimated that the service side of the industry is over three times the size of the do-it-yourself parts retailing segment ($140 billion versus $40 billion). At 15 times earnings, we feel the market has overly penalized the Company for slower do-it-yourself sales, while not giving it enough credit for the vast opportunity in service.

                             WAUSAU PAPER MILLS CO.

  Wausau is a niche producer of specialty and high performance papers and has a long-term track record of superior financial and stock market performance. They are the leading maker of specialty colored printing and writing grades and are also a strong player in pressure sensitive products, medical and food packaging papers. The Company is well known for its quality and service, for which they get a premium, reflected in consistently high operating margins, currently about 15%. Wausau recently announced that it was merging with its neighbor, Mosinee Paper, a specialty kraft grade producer who also has a highly successful commercial towel and tissue division. We feel both companies are well managed and are confident the corporate integration will be successful. Wausau produces largely bleached grades, while Mosinee produces mostly unbleached, and this complimentary offering provides marketing synergies. The combined entity will also have more financial and stock market presence, which should aid in making acquisitions. At 14 times next August's estimate, the stock trades at a historically attractive relative multiple.

  The Board of Directors has declared a distribution of $3.00065 from net long-term realized capital gains and $0.73309 from ordinary income which includes $0.72061 from net short-term capital gains. Your distribution confirmation is enclosed.

  As a final comment, you will notice Patrick English's name on this letter. Pat has been with Fiduciary Management for eleven years, the last seven as Director of Research. He will be taking a more direct role in the management of the Fiduciary Capital Growth Fund.

  Thank you for your continued confidence in Fiduciary Capital Growth Fund, Inc.

Sincerely,


   /s/ Ted D. Kellner      /s/ Donald S. Wilson       /s/ Patrick J. English

   Ted D. Kellner, C.F.A   Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

REPORT OF INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
(PRICE WATERHOUSE LOGO)

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202

October 27, 1997

To the Shareholders and Board of Directors of Fiduciary Capital Growth Fund, Inc.

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Capital Growth Fund, Inc. (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net as-sets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP


STATEMENT OF NET ASSETS
September 30, 1997

                                                                       QUOTED
                                                                       MARKET
    SHARES                                                COST          VALUE
    ------                                              ------        -------

LONG-TERM INVESTMENTS -- 96.7% (A)<F2>
COMMON STOCKS -- 95.6% (A)<F2>

            BANKS/SAVINGS & LOANS -- 3.4%
    38,000  First Financial Corp. (Wis.)            $1,203,382     $1,294,394
     9,000  Southwest Bancorporation
              of Texas, Inc.*<F1>                      249,750        265,500
    12,500  Sterling Bancshares, Inc.                  245,312        248,437
                                                   -----------     ----------
                                                     1,698,444      1,808,331

            CHEMICAL/SPECIALTY MATERIALS -- 7.2%
    10,000  H.B. Fuller Co.                            516,250        541,880
    19,000  M. A. Hanna Company                        492,955        504,697
    30,500  Minerals Technologies Inc.               1,112,079      1,359,171
    23,000  OM Group, Inc.                             605,360        918,574
    15,000  Sigma-Aldrich Corp.                        495,000        494,070
                                                   -----------     ----------
                                                     3,221,644      3,818,392

            CONSUMER PRODUCTS - NON-DURABLE -- 4.1%
    60,000  Jostens, Inc.                            1,241,986      1,627,500
    15,700  Oneida Ltd.                                501,796        557,350
                                                   -----------     ----------
                                                     1,743,782      2,184,850

            CONSUMER SERVICES -- 1.4%
     2,100  Grey Advertising Inc.                      466,200        722,400

            DISTRIBUTION -- 3.9%
    17,000  Arrow Electronics, Inc.*<F1>               634,950        986,000
    12,500  Black Box Corp.*<F1>                       247,750        546,875
    30,000  Pioneer-Standard
              Electronics, Inc.                        496,527        515,640
                                                   -----------     ----------
                                                     1,379,227      2,048,515

            ELECTRONICS -- 8.2%
    27,600  Berg Electronics Corp.*<F1>                887,497      1,483,500
    19,700  Fluke Corp.                                817,970      1,063,800
    42,000  Methode Electronics, Inc.                  670,125      1,081,500
    29,000  Tollgrade
              Communications Inc.*<F1>                 680,625        681,500
                                                   -----------     ----------
                                                     3,056,217      4,310,300

            ENERGY/ENERGY SERVICES -- 7.5%
    45,700  Burlington Resources Inc.                1,798,376      2,345,004
    35,500  Noble Affiliates, Inc.                   1,445,020      1,588,625
                                                   -----------     ----------
                                                     3,243,396      3,933,629
            HEALTH INDUSTRIES -- 11.2%
    55,000  Covance Inc.*<F1>                          919,535      1,189,375
    30,000  Dentsply International Inc.              1,042,500      1,680,000
    26,000  Haemonetics Corp.*<F1>                     519,562        490,750
    10,000  Patterson Dental Co.*<F1>                  230,000        405,000
    28,600  Quest Diagnostics
              Incorporated*<F1>                        466,933        484,427
    38,000  Sybron International Corp.*<F1>            462,548      1,631,644
                                                   -----------     ----------
                                                     3,641,078      5,881,196

            INSURANCE -- 5.6%
    23,000  Fidelity National
              Financial, Inc.                          522,960        544,824
    48,000  Old Republic
              International Corp.                      760,194      1,872,000
     9,000  The PMI Group, Inc.                        517,959        515,817
                                                   -----------     ----------
                                                     1,801,113      2,932,641

            LEISURE/RESTAURANTS -- 1.1%
    25,000  International Game
              Technology                               435,095        568,750

            MEDIA/COMMUNICATION -- 3.6%
    30,000  Comcast Corp.
              Special Cl A NV                          457,500        772,500
    40,000  Cox Communications, Inc.*<F1>              799,837      1,102,520
                                                   -----------     ----------
                                                     1,257,337      1,875,020

            MISCELLANEOUS - FINANCE -- 6.6%
    10,000  Delphi Financial Group, Inc.*<F1>          431,000        429,380
    40,000  Fannie Mae                                 506,500      1,880,000
    14,500  Financial Security
              Assurance Holdings Ltd.                  416,984        674,250
    10,000  Sirrom Capital Corp.                       390,000        518,750
                                                   -----------     ----------
                                                     1,744,484      3,502,380

            MISCELLANEOUS - TECHNOLOGY MANUFACTURING -- 9.1%
    35,000  Bell & Howell Holdings Co.*<F1>          1,021,895      1,135,330
    29,500  W. H. Brady Co.                            644,750        921,875
    14,500  Corning Inc.                               329,270        685,125
    24,000  Raychem Corp.                            1,105,789      2,028,000
                                                   -----------     ----------
                                                     3,101,704      4,770,330

            PAPER/PACKAGING -- 3.7%
    21,800  Liqui-Box Corp.                            461,900        822,950
    45,000  Wausau Paper Mills Co.                     834,625      1,102,500
                                                   -----------     ----------
                                                     1,296,525      1,925,450

            PRINTING/PUBLISHING/FORMS -- 1.0%
    15,000  Wallace Computer
              Services, Inc.                           525,320        553,125

    SHARES                                                             QUOTED
OR PRINCIPAL                                                           MARKET
    AMOUNT                                                COST          VALUE
 ---------                                               -----        -------
            PRODUCER MANUFACTURING -- 5.1%
    36,000  Regal-Beloit Corp.                         274,810      1,107,000
    57,000  Watts Industries, Inc.                   1,168,999      1,581,750
                                                   -----------     ----------
                                                     1,443,809      2,688,750

            RETAIL TRADE -- 11.3%
    41,000  Autozone, Inc.*<F1>                        964,140      1,230,000
    53,000  Casey's General Stores, Inc.               386,125      1,305,125
    69,750  Family Dollar Stores, Inc.                 691,355      1,591,207
    41,000  Mac Frugal's Bargains o
              Close-outs Inc.*<F1>                   1,049,699      1,250,500
    22,000  Pep Boys-Manny,
              Moe & Jack                               650,540        599,500
                                                   -----------     ----------
                                                     3,741,859      5,976,332

            SOFTWARE/SERVICE -- 1.6%
    35,200  SunGard Data
              Systems Inc.*<F1>                         99,000        853,600
                                                   -----------     ----------
            Total common stocks                     33,896,234     50,353,991

REITS -- 1.1% (A)<F2>
    23,600  Security Capital
              Industrial Trust                         497,252        550,187

WARRANTS -- 0.0% (A)<F2>
     1,098  Security Capital Group Inc.
              Warrants, 09/18/98*<F1>                    8,646          8,441
                                                   -----------     ----------
            Total long-term
              investments                           34,402,132     50,912,619

SHORT-TERM INVESTMENTS -- 1.3% (A)<F2>
            VARIABLE RATE DEMAND NOTES
  $689,936  Wisconsin Electric
              Power Co.                                689,936        689,936
                                                   -----------     ----------
            Total variable rate
              demand notes                             689,936        689,936
                                                   -----------     ----------
            Total investments                      $35,092,068     51,602,555
                                                   ===========

            Cash and receivables, less
            liabilities 2.0% (A)<F2>                                1,074,954
                                                                  -----------
            Net Assets                                            $52,677,509
                                                                  ===========

            Net Asset Value Per Share
              ($0.01 par value
              10,000,000 shares
              authorized), offering
              and redemption price
              ($52,677,509 / 1,985,409
              shares outstanding)                                      $26.53
                                                                       ======

  *<F1>Non-income producing security.
  (a)<F2>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1997

INCOME:
  Dividends                                                          $463,746
  Interest                                                            138,227
                                                                  -----------
  Total income                                                        601,973
                                                                  -----------
EXPENSES:
  Management fees                                                     416,417
  Administrative services                                              42,531
  Professional fees                                                    27,405
  Transfer agent fees                                                  17,009
  Registration fees                                                    14,053
  Printing and postage expense                                         11,423
  Custodian fees                                                       10,611
  Other expenses                                                        8,429
                                                                  -----------
  Total expenses                                                      547,878
                                                                  -----------
NET INVESTMENT INCOME                                                  54,095
                                                                  -----------
NET REALIZED GAIN ON INVESTMENTS                                    8,190,081
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              6,869,858
                                                                  -----------
NET GAIN ON INVESTMENTS                                            15,059,939
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $15,114,034
                                                                   ==========


STATEMENTS OF CHANGES INNET ASSETS
For the Years Ended September 30, 1997 and 1996
                                                             1997        1996
                                                            -----       -----
OPERATIONS:
  Net investment income                                   $54,095    $280,398
  Net realized gain on investments                      8,190,081   4,399,359
  Net increase in unrealized appreciation
    on investments                                      6,869,858     640,021
                                                      -----------  ----------
  Net increase in net assets resulting from
     operations                                        15,114,034   5,319,778
                                                      -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.1492 and $0.11362 per share, respectively)      (309,757)   (222,238)
  Distributions from net realized gains ($2.50232
    and $2.07307 per share, respectively)             (5,193,478) (4,054,872)
                                                      -----------  ----------
  Total distributions                                (5,503,235)*(4,277,110)**
                                                             <F3>         <F4>
                                                      -----------  ----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (137,861 and 194,324
    shares, respectively)                               2,981,658   3,955,578
  Net asset value of shares issued in distributions
    (270,000 and 223,475 shares, respectively)          5,367,989   4,149,937
  Cost of shares redeemed (529,154 and 266,012 shares,
    respectively)                                    (11,117,853) (5,509,816)
                                                      -----------  ----------
  Net (decrease) increase in net assets derived from
    Fund share activities                             (2,768,206)   2,595,699
                                                      -----------  ----------
  TOTAL INCREASE                                        6,842,593   3,638,367
NET ASSETS AT THE BEGINNING OF THE YEAR                45,834,916  42,196,549
                                                      -----------  ----------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment income
    of $24,724 and $280,386, respectively)            $52,677,509 $45,834,916
                                                      =========== ===========

*<F3>Total distributions include $2,175,099 of ordinary income, of which 25% is eligible for the corporate dividends received deduction.
**<F4>Total distributions include $912,199 of ordinary income, of which 40% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                        YEARS ENDED SEPTEMBER 30,
                                    -----------------------------------------------------------------------------------------------
                                      1997      1996      1995      1994      1993      1992      1991      1990      1989     1988
                                    ------    ------    ------    ------    ------    ------    ------    ------    ------   ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year                 $21.76    $21.58    $19.52    $20.08    $18.65    $17.55    $14.16    $18.79    $15.19   $21.96
Income from
  investment operations:
 Net investment income                0.03      0.13      0.11      0.06      0.07      0.10      0.19      0.23      0.14     0.03
 Net realized and unrealized
 gains (losses) on investments        7.39      2.24      3.87      0.72      3.33      2.39      4.35    (4.66)      3.49   (3.21)
                                    ------    ------    ------    ------    ------    ------    ------   -------    ------  -------
Total from investment operations      7.42      2.37      3.98      0.78      3.40      2.49      4.54    (4.43)      3.63   (3.18)
Less distributions:
 Dividends from net
   investment income                (0.15)    (0.12)    (0.04)    (0.05)    (0.11)    (0.16)    (0.23)    (0.20)    (0.03)   (0.14)
 Distributions from net
   realized gains                   (2.50)    (2.07)    (1.88)    (1.29)    (1.86)    (1.23)    (0.92)        --        --   (3.45)
                                    ------    ------    ------    ------    ------    ------    ------   -------    ------  -------
Total from distributions            (2.65)    (2.19)    (1.92)    (1.34)    (1.97)    (1.39)    (1.15)    (0.20)    (0.03)   (3.59)
                                    ------    ------    ------    ------    ------    ------    ------   -------    ------  -------
Net asset value, end of year        $26.53    $21.76    $21.58    $19.52    $20.08    $18.65    $17.55    $14.16    $18.79   $15.19
                                   =======    ======   =======   =======   =======   =======   =======   =======   =======  =======

TOTAL INVESTMENT RETURN              38.4%     12.7%     22.7%      4.1%     20.1%     15.3%     34.9%   (23.8%)     24.0%  (11.1%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)52,678    45,835    42,197    38,871    47,420    38,476    30,684    19,460    40,387   41,606
Ratio of expenses to
 average net assets                   1.2%      1.2%      1.2%      1.2%      1.2%      1.3%      1.5%      1.4%      1.3%     1.3%
Ratio of net investment
  income to average
  net assets                          0.1%      0.6%      0.5%      0.3%      0.4%      0.6%      1.2%      1.1%      0.8%     0.3%
Portfolio turnover rate              60.7%     43.7%     28.6%     20.9%     32.5%     58.9%     62.7%     55.1%     42.2%    43.4%
Average commission rate paid*<F5>  $0.0703   $0.0601

*<F5>Disclosure required for fiscal years beginning after September 1, 1995.

The accompanying notes to financial statements are an integral part of this statement.


NOTES TO FINANCIAL STATEMENTS
September 30, 1997

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts as reported on the statement of net assets is the same for federal income tax purposes.

 (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

 (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

 (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

 (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

 (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

   Net investment income and net realized gains are distributed to shareholders. On October 27, 1997, a dividend from net investment income of $24,724
 ($0.01248 per share) was declared. In addition, the Fund distributed $1,428,327 from net short-term realized gains ($0.72061 per share) and $5,947,620 from net long-term realized gains ($3.00065 per share). The distributions will be paid on October 28, 1997, to shareholders of record on October 24, 1997.

(4)  INVESTMENT TRANSACTIONS --

   For the year ended September 30, 1997, purchases and proceeds of sales of investment securities (excluding short-term investments) were $26,161,775 and $30,785,422, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of September 30, 1997, liabilities of the Fund included the following:

      Payable to brokers for investments purchased                 $646,065
      Payable to FMI for management and administrative fees          38,051
      Other liabilities                                              27,379

(6)  SOURCES OF NET ASSETS --

   As of September 30, 1997, the sources of net assets were as follows:

      Fund shares issued and outstanding                        $28,766,351
      Net unrealized appreciation on investments                 16,510,487
      Accumulated net realized gains on investments               7,375,947
      Undistributed net investment income                            24,724
                                                                -----------
                                                                $52,677,509
                                                                ===========

   Aggregate net unrealized appreciation as of September 30,1997, consisted of the following:

      Aggregate gross unrealized appreciation                   $16,619,484
      Aggregate gross unrealized depreciation                     (108,997)
                                                               ------------
          Net unrealized appreciation                           $16,510,487
                                                                ===========


                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.